SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2004

PACIFICARE HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21949	95-4591529
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(IRS Employer Identification Number)

5995 Plaza Drive, Cypress, California 90630-5028
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 952-1121

___________________________

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
Item 9. Regulation FD.
SIGNATURE
EXHIBIT 99.1

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	The following exhibits are filed with this Report:

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued by the Company on June 10, 2004.

Item 9. Regulation FD.

     On June 10, 2004, PacifiCare Health Systems, Inc. (the “Company”) issued a press release reaffirming its earnings per share guidance for the full year 2004 and providing new guidance for its Medicare + Choice business for 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference into this Item 9. The information included in this Item 9, including the press release attached as Exhibit 99.1, is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.
Dated: June 14, 2004	By:	/s/ PETER A. REYNOLDS
Peter A. Reynolds
Senior Vice President and Corporate Controller (Principal Accounting Officer)